Exhibit 99.1


                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT



         This Amendment, dated as of November 30, 2000, is made by and among The Leather Factory, Inc., a Delaware corporation ("TLF Delaware"), The Leather Factory, Inc., a Texas corporation ("TLF Texas"), The Leather Factory, Inc., an Arizona corporation, Roberts, Cushman & Company, Inc., a New York corporation ("RCC"), Hi-Line Leather & Manufacturing Company, a California corporation (each an " Original Borrower" and collectively the "Original Borrowers"), and Leather Tan Acquisition, Inc., a Texas corporation (the "New Borrower" and with the Original Borrowers, the "Borrowers") and Wells Fargo Business Credit, Inc., a Minnesota corporation (the "Lender").

                                    Recitals

         The Original Borrowers and the Lender, have entered into a Credit and Security Agreement dated as of November 22, 1999 (as amended, restated or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in these Recitals shall have the meanings given to them in the Credit Agreement and as set forth below.

         The Original Borrowers have requested that the Lender amend the Credit Agreement to include the New Borrower as a party, and the New Borrower has agreed to become a party to the Credit Agreement and to be jointly and severally liable for all Obligations of the Original Borrowers to the Lender incurred thereunder. The Borrowers have also requested that certain other amendments be made to the Credit Agreement. The Lender is willing to grant these requests upon the terms and conditions set forth herein.

                  ACCORDINGLY, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Recitals above or in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  "`Acquisition Documents' means that certain Asset Purchase Agreement by and among the New Borrower and the Sellers and all other documents executed and delivered in connection therewith."

                  "`Eligible  Borrower' means Leather Tan Acquisition,  Inc., or
         TLF  Texas,  or  RCC  and  "Eligible   Borrowers"   means  Leather  Tan
         Acquisition, Inc., TLF Texas, and RCC."

                  "Eligible Inventory Advance Rate" and "Eligible Inventory Cap" mean during each period set forth below the percentage and the dollar amount, respectively, set forth next to such period:

----------------------------- -------------------- -----------------------------
         Period                Eligible Inventory       Eligible Inventory Cap
                                 Advance Rate

----------------------------- -------------------- -----------------------------
First  Amendment   Effective
Date - 12/31/2000                      60%                   $5,500,000

----------------------------- -------------------- -----------------------------
1/1/2001 - 1/31/2001                   60%                   $5,500,000

----------------------------- -------------------- -----------------------------
2/1/2001 - 2/28/2001                   59%                   $5,500,000

----------------------------- -------------------- -----------------------------
3/1/2001 - 3/31/2001                   58%                   $5,500,000

----------------------------- -------------------- -----------------------------
4/1/2001 - 4/30/2001                   57%                   $5,500,000

----------------------------- -------------------- -----------------------------
5/1/2001 - 5/31/2001                   56%                   $5,500,000

----------------------------- -------------------- -----------------------------
6/1/2001 - 6/30/2001                   55%                   $5,500,000

----------------------------- -------------------- -----------------------------
7/1/2001 - 7/31/2001                   54%                   $5,500,000

----------------------------- -------------------- -----------------------------
8/1/2001 - 8/31/2001                   53%                   $5,500,000

----------------------------- -------------------- -----------------------------
9/1/2001 - 9/30/2001                   52%                   $5,500,000

----------------------------- -------------------- -----------------------------
10/1/2001 - 10/31/2001                 51%                   $5,500,000

----------------------------- -------------------- -----------------------------
11/1/2001 - 11/30/2001                 50%                   $5,500,000

----------------------------- -------------------- -----------------------------
12/1/2001 and thereafter               50%                   $5,000,000

----------------------------- -------------------- -----------------------------


                  "`First Amendment" means that certain First Amendment to Credit and Security Agreement, dated as of November 30, 2000."

                  "`First Amendment Effective Date' means the date that all of the conditions in paragraph 11 of the First Amendment have been satisfied."

                  "`New Borrower' means Leather Tan Acquisition, Inc., a Texas corporation."

                  "`Sellers' means TLC DIRECT, INC., a Texas corporation, and TANDY LEATHER DEALER, INC., a Texas corporation."

         2. Financial Covenants. Sections 6.12 through 6.14 and Section 7.11 are amended to read as follows:

         "Section 6.12 - Reserved.

         "Section 6.13 Minimum Book Net Worth. The Parent Borrower will maintain, as of each date listed below or as of the end of each month during each period described below, its Book Net Worth at an amount not less than the amount set forth opposite such date or period:

              Date/Period                          Minimum Book Net Worth
              -----------                          ----------------------
       November 30, 2000 through              $1,000,000 greater than Book Net
           December 30, 2000                        Worth on December 31, 1999
           December 31, 2000                  $1,250,000 greater than Book Net
                                                     Worth on December 31, 1999
 January 1, 2001 through March 30, 2001      $50,000 less than Book Net Worth on
                                                      December 31, 2000

  March 31, 2001 through June 29, 2001      $150,000 greater than Book Net Worth
                                                     on December 31, 2000
June 30, 2001 through September 29, 2001    $250,000 greater than Book Net Worth
                                                     on December 31, 2000
       September 30, 2001 through           $400,000 greater than Book Net Worth
            December 30, 2001                        on December 31, 2000
            December 31, 2001               $600,000 greater than Book Net Worth
                                                     on December 31, 2000
 January 1, 2002 through March 30, 2002      $50,000 less than Book Net Worth
                                                     on December 31, 2001

              March 31, 2002                $150,000 greater than Book Net Worth
                                                     on December 31, 2001

         "Section 6.14 Minimum Net Income. The Parent Borrower will achieve as of each date set forth below or as of the end of each month during each period described below, Net Income, of not less than the amount set forth opposite such date or period (numbers in parentheses are negative):

              Date/Period                            Minimum Net Income
              -----------                            ------------------
September 30, 2000 through December 30, 2000             $1,000,000
            December 31, 2000                            $1,250,000
   January 1, 2001 through March 30, 2001                  ($50,000)
    March 31, 2001 through June 29, 2001                   $150,000
  June 30, 2001 through September 29, 2001                 $250,000
September 30, 2001 through December 30, 2001               $400,000
            December 31, 2001                              $600,000
   January 1, 2002 through March 30, 2002                  ($50,000)
              March 31, 2002                               $150,000

                  "Section 7.11 Capital Expenditures. The Borrowers will not incur or contract to incur Capital Expenditures of more than $500,000 in the aggregate during the fiscal year ending December 31, 2001, or any fiscal year thereafter."

         3. Acquisition Documents. The Borrowers have furnished to the Lender true, complete and correct copies of all Acquisition Documents. The Acquisition Documents have not subsequently been amended, supplemented or modified. The Acquisition Documents constitute the complete understanding among the parties thereto in respect of the matters and transactions covered thereby. The Acquisition Documents have been duly executed and delivered by the parties thereto and are in full force and effect. All representations and warranties made by the Borrowers in the Acquisition Documents, and, to the best knowledge of the Borrowers after due inquiry, all representations and warranties made by the other parties to the Acquisition Documents, are true and correct in all material respects.

         4. Consent to Acquisition and Waiver of Compliance. The Borrowers have requested that the Lender consent to the Borrowers using $2,850,000 of the proceeds of the Advances to acquire certain assets under the Acquisition Documents. The Lender hereby grants such consent. This consent and waiver shall be effective only in this specific instance and it shall not entitle the Borrowers to any other or further consent or waiver in any similar or other circumstances.

         5. Assumption of Loan Documents. The New Borrower hereby irrevocably assumes and promises to pay and perform all of the covenants, obligations, liabilities and duties of the Original Borrowers arising under the Loan Documents from and after the First Amendment Effective Date and agrees that as of the First Amendment Effective Date the New Borrower shall be a primary obligor, under each such document.

         6. Collateral. The Borrowers hereby expressly acknowledge and agree that the Collateral has been at all times and shall continue to be encumbered by and subject to the Security Interest. The New Borrower agrees that as of the First Amendment Effective Date it shall be a debtor and borrower under the Credit Agreement for all purposes, including (without limitation) for purposes of granting to the Lender a first perfected security interest in all Collateral whether owned as of the First Amendment Effective Date or acquired thereafter and the New Borrower hereby grants to the Lender as of the First Amendment Effective Date a security interest in all of its right, title and interest in the Collateral. All financing statements currently outstanding naming the Original Borrowers as debtors shall continue in full force and effect to perfect the Lender's Security Interest in the Collateral and the New Borrower shall execute and deliver to the Lender such new financing statements as the Lender may require to perfect the Lender's Security Interest in all Collateral.

         7. Acknowledgment of Outstanding Principal Balance and Enforceability of Loan Documents. The Borrowers hereby acknowledge and agree (i) that as of November 30, 2000, the outstanding principal balance of the Revolving Note was $3,350,380.26, with interest paid through October 31, 2000, and (ii) that all Loan Documents are and shall remain in full force and effect, are enforceable against the Borrowers in accordance with their terms and are subject to no defenses, off-sets or counterclaims on behalf of either the New Borrower or the Original Borrowers.

         8. Changing Borrower Names. Effective as of the First Amendment Effective Date, the Loan Documents are hereby amended by adding the name of the New Borrower wherever the names of the Original Borrowers are set forth so as to add the New Borrower as a party to each Loan Document as if it were a party as of the date such Loan Document was executed.

         9. New Compliance Certificate. Exhibit C to the Credit Agreement is hereby amended in its entirety and replaced with Exhibit A to this Amendment.

         10. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         11. Conditions Precedent. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with the following, each in form and substance acceptable to the Lender in its sole discretion:

         (a) A certificate of the secretary or assistant secretary of the Parent Borrower certifying (i) that attached to such certificate are true and correct copies of the executed Acquisition Documents and (ii) that all conditions precedent to the obligations of each party under the Acquisition Documents have been satisfied or waived.

         (b) A certificate of the New Borrower's secretary or assistant secretary certifying (i) that attached to such certificate are resolutions of the New Borrower's board of directors, and if required, shareholders, authorizing the execution, delivery and performance of this Amendment, (ii) that attached to such certificate are true and correct copies of the New Borrower's articles of incorporation and bylaws, and (iii) that attached to or incorporated in such certificate are the facsimile signatures of the New Borrower's officers or agents authorized to execute and deliver this Amendment and all other instruments, agreements and certificates, on the New Borrower's behalf.

         (c) A current certificate issued by the Secretary of State of the New Borrower's jurisdiction of organization, certifying that the New Borrower is in compliance with all applicable organizational requirements of such State.

         (d) Such UCC-1 financing statements naming the New Borrower as debtor and the Lender as secured party as the Lender may deem necessary or useful to perfect the Security Interest.

         (e) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the New Borrower or the Sellers, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the New Borrower or the Sellers except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens, to assets of the Sellers not purchased by the New Borrower, or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

         (f) Updated certificates of the insurance required under the Credit Agreement, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

         (g) A true and correct copy of any and all leases entered into after the date of the Credit Agreement pursuant to which any Borrower is leasing any Premises, together with a landlord's disclaimer and consent with respect to each such lease.

         (h) An opinion of counsel to the Borrowers, addressed to the Lender.

         (i) The First Amendment to Copyright Security Agreement of even date herewith.

         (j) Such other documents as the Lender in its sole discretion may require.


         12. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender as follows:

         (a) The Borrowers have all requisite power and authority to execute this Amendment and to perform all of their obligations hereunder and under the Loan Documents and this Amendment has been duly executed and delivered on behalf of the Borrowers and constitutes the legal, valid and binding agreement of the Borrowers, enforceable against them in accordance with its terms.

         (b) The execution, delivery and performance by the Borrowers of this Amendment has been duly authorized by all necessary action and does not
         (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the organizational agreements applicable to the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which any properties of any Borrower may be bound or affected.

         (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         13. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents hereto to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         14. No Other Waiver. Except as set forth in Paragraph 4 hereof, the execution of this First Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security
Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         15. Release. The Borrowers hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, or now has, or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims demands and causes of action are matured or unmatured or known or unknown.

         16. Costs and Expenses. The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

         17. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one in the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

WELLS FARGO BUSINESS CREDIT, INC.   THE  LEATHER   FACTORY,   INC.,  a  Delaware
                                    corporation,  THE LEATHER FACTORY,  INC., an
                                    Arizona  corporation,  THE LEATHER  FACTORY,
                                    INC., a Texas corporation,  ROBERTS, CUSHMAN
                                    &   COMPANY,   INC.,   HI-LINE   LEATHER   &
                                    MANUFACTURING   COMPANY,   and  LEATHER  TAN
                                    ACQUISITION, INC.









By   /s/Thomas J. Krueger                       By    /s/Wray Thompson
  ----------------------------                     ----------------------------
     Thomas J. Krueger                                Wray Thompson
     Its Vice President                               Its President

                                                Exhibit A to First Amendment
                                                to Credit and Security Agreement


                             Compliance Certificate
                             ----------------------

To:               Thomas J. Krueger
                  Wells Fargo Business Credit, Inc.

Date:             __________________, 200__

Subject:          The Leather Factory, Inc.
                  Financial Statements

                  In accordance with our Credit and Security Agreement dated as of November 22, 1999, and a First Amendment to Credit and Security Agreement dated as of November __, 2000 (the "Credit Agreement"), attached are the financial statements of The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Roberts, Cushman & Company, Inc., a New York corporation, Hi-Line Leather & Manufacturing Company, a California corporation, and Leather Tan Acquisition, Inc., a Texas corporation (collectively, the "Borrowers" and each "Borrower") as of and for ________________, __________ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers' financial condition and the results of its operations as of the date thereof.

                  Events of Default. (Check one):
                  ------------------

         |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto. The Borrowers acknowledge that pursuant to Section 2.9(d) the Lender may impose the Default Rate at any time during the resulting Default Period.

                  Financial Covenants. I further hereby certify as follows:
                  -------------------

         1. Minimum Book Net Worth. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date the Parent Borrower's Book Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

      -----------------------------    ----------------------------------
               Date/Period                   Minimum Book Net Worth
               -----------                   ----------------------
      -----------------------------    ----------------------------------
        November 30, 2000 through       $1,000,000 greater than Book Net
          December 30, 2000             Worth on December 31, 1999
      -----------------------------    ----------------------------------
            December 31, 2000           $1,250,000  greater than Book Net
                                        Worth on December 31, 1999
      -----------------------------    ----------------------------------
        January 1, 2001  through        $50,000 less than Book Net
              March 30, 2001            Worth on December 31, 2000
      -----------------------------    ----------------------------------
         March 31, 2001 through         $150,000 greater than Book Net
               June 29, 2001            Worth on December 31, 2000
      -----------------------------    ----------------------------------
          June 30, 2001 through         $250,000 greater than Book Net
            September 29, 2001          Worth on December 31, 2000
      -----------------------------    ----------------------------------
       September 30, 2001 through       $400,000 greater than Book Net
            December 30, 2001           Worth on December 31, 2000
      -----------------------------    ----------------------------------
            December 31, 2001           $600,000 greater than Book Net
                                        Worth on December 31, 2000
      -----------------------------    ----------------------------------
         January 1, 2002 through        $50,000 less than Book Net
             March 30, 2002             Worth on December 31, 2001
      -----------------------------    ----------------------------------
            March 31, 2002              $150,000  greater than Book Net
                                        Worth onDecember 31, 2001
      -----------------------------    ----------------------------------

         2. Minimum Net Income. Pursuant to Section 6.14 of the Credit Agreement, the Parent Borrower's Earnings Before Taxes for the ________ period ending on the Reporting Date, was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:

--------------------------------------------- --------------------------------
                Date/Period                          Minimum Net Income
                -----------                          ------------------
--------------------------------------------- --------------------------------
September 30, 2000 through December 30, 2000             $1,000,000
--------------------------------------------- --------------------------------
            December 31, 2000                            $1,250,000
--------------------------------------------- --------------------------------
   January 1, 2001 through March 30, 2001                  ($50,000)
--------------------------------------------- --------------------------------
    March 31, 2001 through June 29, 2001                   $150,000
--------------------------------------------- --------------------------------
  June 30, 2001 through September 29, 2001                 $250,000
--------------------------------------------- --------------------------------
September 30, 2001 through December 30, 2001               $400,000
--------------------------------------------- --------------------------------
            December 31, 2001                              $600,000
--------------------------------------------- --------------------------------
   January 1, 2002 through March 30, 2002                  ($50,000)
--------------------------------------------- --------------------------------
              March 31, 2002                               $150,000
--------------------------------------------- --------------------------------
         3. Capital Expenditures. Pursuant to Section 7.11 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend during the
         _____________   year  ended   ______________,   200___,   for   Capital
         Expenditures,   $__________________   in  the  aggregate  and  at  most
         $______________ in any one transaction, which ? satisfies ? does not satisfy the requirement that such expenditures not exceed $__________ in the aggregate and $___________ for any one transaction during such year.

         4. Salaries. As of the Reporting Date, the Borrowers ? are ? are not in compliance with Section 7.18 of the Credit Agreement concerning salaries.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                    THE  LEATHER   FACTORY,   INC.,  a  Delaware
                                    Corporation,  THE LEATHER  FACTORY,  INC., a
                                    Texas  corporation,   THE  LEATHER  FACTORY,
                                    INC.,  an  Arizona   corporation,   ROBERTS,
                                    CUSHMAN & COMPANY,  INC.,  HI-LINE LEATHER &
                                    MANUFACTURING   COMPANY,   and  LEATHER  TAN
                                    ACQUISITION, INC.

                                    By ____________________________
                                    Its Chief Financial Officer/ Chief Executive
                                    Officer/Chief Operating Officer